AMENDMENT NO. 23 TO APPENDIX I TO THE
                   SHAREHOLDERS' SERVICING AND TRANSFER AGENT AGREEMENT


Funds                                                                    Custodian
-----                                                                    ---------
Liberty Funds Trust I     Liberty High Yield Securities Fund             Chase Manhattan Bank
                          Liberty Income Fund                            Chase Manhattan Bank
                          Liberty Strategic Income Fund                  Chase Manhattan Bank
                          Liberty Tax-Managed Growth Fund                Chase Manhattan Bank
                          Liberty Tax-Managed Value Fund                 Chase Manhattan Bank
                          Liberty Tax-Managed Growth Fund II             Chase Manhattan Bank
                          Liberty Tax-Managed Aggressive Growth Fund     Chase Manhattan Bank

Liberty Funds Trust II    Liberty Money Market Fund                      Chase Manhattan Bank
                          Liberty Intermediate Government Fund           Chase Manhattan Bank
                          Liberty Short Term Government Fund             Chase Manhattan Bank
                          Liberty Newport Japan Opportunities Fund       Chase Manhattan Bank
                          Liberty Newport Greater China Fund             Chase Manhattan Bank
                          Stein Roe Small Cap Tiger Fund                 Chase Manhattan Bank

Liberty Funds Trust III   Liberty Select Value Fund                      Chase Manhattan Bank
                          The Liberty Fund                               Chase Manhattan Bank
                          Liberty Federal Securities Fund                Chase Manhattan Bank
                          Liberty Newport Global Equity Fund             Chase Manhattan Bank
                          Liberty Newport International Equity Fund      Chase Manhattan Bank
                          Liberty Strategic Balanced Fund                Chase Manhattan Bank
                          Liberty Contrarian Small-Cap Fund              Chase Manhattan Bank
                          Liberty Contrarian Equity Fund                 Chase Manhattan Bank
                          Liberty Contrarian Balanced Fund               Chase Manhattan Bank
                          Liberty Oregon Tax-Free Fund                   Chase Manhattan Bank
                          Liberty Real Estate Fund                       Chase Manhattan Bank
                          Liberty Contrarian Income Fund                 Chase Manhattan Bank
                          Liberty Special Fund                           Chase Manhattan Bank
                          Liberty Contrarian Fund                        Chase Manhattan Bank
                          Liberty Newport Global Utilities Fund          Chase Manhattan Bank

Liberty Funds Trust IV    Liberty Tax-Exempt Fund                        Chase Manhattan Bank
                          Liberty Tax-Exempt Insured Fund                Chase Manhattan Bank
                          Liberty Tax-Exempt Money Market Fund           Chase Manhattan Bank
                          Liberty High Yield Municipal Fund              Chase Manhattan Bank
                          Liberty Utilities Fund                         Chase Manhattan Bank
                          Liberty Intermediate Tax-Exempt Fund           Chase Manhattan Bank
                          Liberty Counselor Income Portfolio             Chase Manhattan Bank
                          Liberty Counselor Balanced Portfolio           Chase Manhattan Bank
                          Liberty Counselor Growth Portfolio             Chase Manhattan Bank

Liberty Funds Trust V     Liberty Massachusetts Tax-Exempt Fund          Chase Manhattan Bank
                          Liberty Minnesota Tax-Exempt Fund              Chase Manhattan Bank
                          Liberty Michigan Tax-Exempt Fund               Chase Manhattan Bank
                          Liberty New York Tax-Exempt Fund               Chase Manhattan Bank
                          Liberty Ohio Tax-Exempt Fund                   Chase Manhattan Bank
                          Liberty California Tax-Exempt Fund             Chase Manhattan Bank
                          Liberty Connecticut Tax-Exempt Fund            Chase Manhattan Bank
                          Liberty Florida Tax-Exempt Fund                Chase Manhattan Bank
                          Liberty North Carolina Tax-Exempt Fund         Chase Manhattan Bank

Liberty Funds Trust VI    Liberty Growth & Income Fund                   Chase Manhattan Bank
                          Liberty Small-Cap Value Fund                   Chase Manhattan Bank
                          Liberty Value Fund                             Chase Manhattan Bank
                          Liberty Newport Asia Pacific Fund              Chase Manhattan Bank

Liberty Funds Trust VII   Liberty Newport Tiger Fund                     Chase Manhattan Bank
                          Liberty Newport Europe Fund                    Chase Manhattan Bank

Liberty Floating Rate  Advantage Fund                                    State Street Bank &
                                                                           Trust Company

Liberty Investment Grade Bond Fund                                       Chase Manhattan Bank




Effective Date: August 1, 2000


By:
        ----------------------------------------------
        J. Kevin Connaughton, Controller for Each Fund


COLONIAL MANAGEMENT ASSOCIATES, INC.



By:
        ----------------------------------------------
        Nancy L. Conlin, Senior Vice President


LIBERTY FUNDS SERVICES, INC.



By:
        ----------------------------------------------
        Mary D. McKenzie, President






                                   Page 2 of 2